UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  November 3, 2004
                                                         ------------------


                             AMERICAN BILTRITE INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                 04-1701350                 04-1701350
        ---------------          ----------------             -------------
        (State or other          (Commission File             (IRS Employer
        jurisdiction of                No.)                Identification No.)
        Incorporation)


           57 River Street, Wellesley Hills, Massachusetts 02481-2097
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (781) 237-6655
                    -----------------------------------------
                    (Registrant's telephone number, including
                                   area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      On November 3, 2004, American Biltrite Inc. and its majority-owned subsidiary K&M Associates L.P. entered into an amendment to its existing credit agreement with Fleet National Bank. The amendment extended the expiration date of the credit agreement to January 1, 2006 and amended certain definitions and reporting requirements under the credit agreement. The amendment is filed hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number                Description
------                -----------

                      Amendment No. 3 to Credit Agreement, dated as of November 3, 2004, among American Biltrite Inc., K&M
10.1                  Associates L.P. and Fleet National Bank

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 8, 2004                  AMERICAN BILTRITE INC.


                                         By: /s/ Howard N. Feist III
                                             --------------------------
                                             Name:  Howard N. Feist III
                                             Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                Description
------                -----------

10.1 Amendment No. 3 to Credit Agreement, dated as of November 3, 2004, among American Biltrite Inc., K&M Associates L.P. and Fleet National Bank